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Confidential & Restricted © 2013 Mattersight Corporation Mattersight Q2 2013 Earnings Webinar August 7, 2013 Exhibit 99.2

Confidential & Restricted © 2013 Mattersight Corporation

Safe Harbor Language
During today’s call we will be making both historical and forward-looking statements in order to help you better understand our business. These forward-looking statements include references to our plans, intentions, expectations, beliefs, strategies and objectives.  Any forward-looking statements speak only as of today’s date.  In addition, these forward-
looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements.  The risks and uncertainties associated with our business are highlighted in our filings with the SEC, including our Annual Report filed on Form 10-K for the year ended December 31,
2012, our quarterly reports on Form 10-Q, as well as our press release issued earlier today.
Mattersight Corporation undertakes no obligation to publicly update or revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by Mattersight
Corporation.

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Significant Progress on All Fronts
•
Strong bookings quarter
•
Closed 7 new pilots
•
Very encouraging progress on the Predictive Behavioral Routing launch
•
Streamlined expenses and significantly improved the P&L
•
Achieved record gross margins
•
Increased Book of Business by 10% sequentially
•
Expect to increase total revenues by approximately 5% in Q3
•
We also currently expect Adjusted EBITDA to be approximately breakeven in Q3

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Q2 Bookings Highlights
Strong overall bookings
$3.7m in ACV
$14.6m in TCV
Excellent bookings breadth
6 deals over $300k in ACV
No deal over $900k in ACV
Converted 2 major Performance Management Pilots
New logos, not existing accounts
Top 5 Hotel chain and prominent P&C
Signed several significant Add-ons with existing large accounts
Grew Pilot base
7 new pilots (including Impact Analysis pilots)
Ended quarter with record of 22 active pilots
Added 6 new logos

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Moving Away From Backlog As A Metric

Backlog has been used as a metric to give confidence in future revenue projections and as an early indicator of growth
While useful in part, it can be misleading due to a variety of factors
Renewal and New contracts both add to backlog but only one
adds to revenue
Small changes in user assumptions are magnified over multi-year contracts and can result in small swings in quarterly revenue but large swings in backlog
Large multiyear contracts can have a disproportionate impact on the size of backlog
Implementing a better metric to be used in the context of
forward-looking guidance

$10
$5
$0
$M
$8.1
$7.9
$8.3
$7.8
$8.6
$1.9
$0.4
$1.9
$2.4
$3.7
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Ending Run Rate
Incremental ACV

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Incremental ACV / Ending Quarter Book of Business

2012 Q2 2012 Q3 2012 Q4 2013 Q1 2013 Q2
End of Quarter Revenue 7,932 7,990 8,628 8,516 7,915
Incremental ACV 463 100 465 602 933
Deployment/Cons Run Off (224) (124) (543) (340) (201)
Subscription ACV Adj (55) (17) (223) (939) (23)
Ending Qtr Book of Business 8,116 7,949 8,327 7,839 8,624
Note: Current quarter revenues may differ from run rate due to timing of deployments

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Financial Performance Discussion
Q2 Revenues of $7.9M
Total revenue down 7%
Subscription revenues down 10%
Consistent with guidance
Record Gross Margins
Overall GM of 66%, up 20 bps from Q1
Subscription GM of 74%, up 50 bps from Q1
Expense Reductions Visible
COS, Development and SG&A expenses down $1.2M, or 10%,
from Q1
Adjusted EBITDA of ($0.4M)
An improvement of $1.1M from Q1

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Pilot Review
Routing
Performance
Management
Add-on/Other Total
Beginning Pilots 3 6 10 19
Added 5 1 1 7
Converted - 2 - 2
Dropped - 1 1 2
Total 8 4 10 22
New Logo Pilots 4 2 - 6

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Routing Update
Signed 5 pilots
4 new logos
2 pilots from partners
Increased pipeline
~60% sequential growth in Q2 and ~33% sequential pipeline
growth Q3 to date
Strong activity across numerous verticals:  Health Care; P&C;
Tech and Telecom; and Education
Broad application interest:  sales; customer retention; and cost reduction
Signed 6 re-seller partners

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Predictive Behavioral Routing Sales Process
Sales Step Comment Revenue Impact Q2
Add Prospects
to Pipeline
•
2/3 of prospects are expected
to come from partners
•
1/3 from direct
None
Increased
prospect
pipeline 60%
Close Initial
Impact Analysis
Pilot
•
Analysis of client data takes ~2
weeks to complete
•
We expect ~80% of these
pilots will convert
Minimal 4
Sign Appliance
Pilot
•
Installation of Routing
Appliance takes ~6 weeks to
complete
•
We expect ~80% of these will
convert to a subscription
Minimal 1
Turn Up
Subscription
•
We expect subscription roll out
will take 6-8 weeks to complete
Average annual
subscription is
expected to be
~$400k+
-

Note: A pilot is only counted once – either as an Impact Analysis Pilot or an Appliance Pilot

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Routing Simplifies Our Whole Business Model
Routing
Performance
Management
Comments
Target Market
All Call Centers
>200 Seats
Large Enterprises
>1,000 Seats
Routing opens SMB market which has
thousands of potential customers who typically
buy through partners
Initial Pilot Sales
Cycle
30 Days+ 6-9 Months Last 2 Routing pilots have sold in one call
Business Impact
Pilot Time
2 Weeks No Such Pilot
Our Impact Analysis Pilot seems to persuasively
convince people of the potential benefits
Technology
Implementation
~6 Weeks 3-5 Months
Initial implementation is an appliance without
call capture
Technology
Footprint
2 Servers ~20 Servers See above
Client Effort Extremely Low High
Routing is a ‘low touch’ offering requiring no
training or change in any process
Security Concerns Minimal Very High
Significantly reduces the number of client touch
points during sales process
Time to Prove
Business Case
2-4 Weeks 3 to 6 Months
The results from Routing are immediate and
visible
Standard Contract
Term
90 Days 3 Years Shorter contracts should simplify approvals

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Sales Organization Change
We announced last week Karen Bolton is leaving Mattersight
Kelly Conway will oversee the Sales Organization, which will have three teams
A team focused on large telco, cable, technology, and travel and hospitality companies
A team focused on large health care, insurance and financial services companies
And a team leveraging our partner channel to penetrate
medium and small businesses

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Q3 Outlook
•
We currently expect total Q3 revenues will increase by
approximately 5% sequentially in Q3
•
We also currently expect Adjusted EBITDA to be
approximately breakeven in Q3

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Summary
•
Strong bookings performance
•
Record pilot activity
•
Excellent progress with Routing
•
Significantly improved operating performance
•
Strengthened Balance Sheet
•
Market opportunity and competitive position strengthened

Confidential & Restricted © 2013 Mattersight Corporation 15 Thank You Kelly Conway 847.582.7200 kelly.conway@mattersight.com Mark Iserloth 312.454.3613 mark.iserloth@mattersight.com